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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

WILSONS THE LEATHER EXPERTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

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WILSONS THE LEATHER EXPERTS INC.

7401 Boone Avenue North
Brooklyn Park, Minnesota 55428

May 9, 2003

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation (the “Company”), to be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, on Wednesday, June 11, 2003.

      The Secretary’s Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

      It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as promptly as possible. If you later desire to revoke the proxy, you may do so at any time before it is exercised.

Sincerely,

Joel N. Waller
Chairman and Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING
PROXY STATEMENT
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
PROPOSAL NUMBER ONE ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT CONTRACTS
COMPARATIVE STOCK PERFORMANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NUMBER TWO AMENDMENT TO THE WILSONS THE LEATHER EXPERTS INC. 2000 LONG TERM INCENTIVE PLAN
PROPOSAL NUMBER THREE AMENDMENT TO THE WILSONS THE LEATHER EXPERTS INC. EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NUMBER FOUR INDEPENDENT PUBLIC ACCOUNTANTS
ADDITIONAL MATTERS

WILSONS THE LEATHER EXPERTS INC.

NOTICE OF ANNUAL MEETING

      The Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation (the “Company”), will be held at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, on Wednesday, June 11, 2003, commencing at 10:00 a.m., Central Daylight Time, for the following purposes:

1.	To elect three directors for a three-year term.

2.	To approve an amendment to the Wilsons The Leather Experts Inc. 2000 Long Term Incentive Plan to increase the aggregate number of shares of common stock that may be issued under the plan by 750,000 to 2,000,000.

3.	To approve an amendment to the Wilsons The Leather Experts Inc. Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be issued under the plan by 250,000 to 625,000.

4.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending January 31, 2004.

5.	To act upon any other business that may properly be brought before the meeting.

      The Board of Directors of the Company has fixed April 21, 2003, as the record date for the meeting and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting and at any adjournments thereof. Your proxy is important to ensure a quorum at the meeting. Please complete, sign, date and return your proxy in the enclosed postage-paid envelope, whether or not you plan to attend the meeting. Your cooperation in promptly signing and returning your proxy will help the Company avoid further solicitation expense. You may revoke the proxy at any time prior to it being exercised, and returning your proxy will not affect your right to vote in person if you attend the meeting and revoke the proxy.

By Order of the Board of Directors,

Philip S. Garon
Secretary

Brooklyn Park, Minnesota

May 9, 2003

WILSONS THE LEATHER EXPERTS INC.

7401 Boone Avenue North
Brooklyn Park, Minnesota 55428

PROXY STATEMENT

General Information Regarding the Solicitation

      The enclosed proxy is being solicited by the Board of Directors (the “Board of Directors” or “Board”) of Wilsons The Leather Experts Inc., a Minnesota corporation (“Wilsons Leather” or the “Company”), for use in connection with the Annual Meeting of Shareholders to be held on Wednesday, June 11, 2003, at The Northland Inn, 7025 Northland Drive, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, and at any adjournments thereof.

      Only shareholders of record at the close of business on April 21, 2003, will be entitled to vote at the meeting or adjournments. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. A shareholder executing a proxy may revoke it at any time before it is exercised by notice in writing to an officer of the Company or by properly signing and duly returning a proxy bearing a later date. The mailing of this Proxy Statement and form of proxy to shareholders will commence on or about May 9, 2003.

      As of the date of this Proxy Statement, the Board of Directors of the Company and management know of no other matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the meeting. If any other matters are properly presented at the meeting and call for a vote of shareholders, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, subject to applicable federal securities rules.

      The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telecopier, telegram or personal contact. The Company has also requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

      The address of the principal executive office of the Company is 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, and the Company’s telephone number is 763-391-4000.

Required Vote to Elect the Directors and Approve the Amendments

      The common stock of the Company is the only authorized and issued voting security of the Company. At the close of business on April 21, 2003, there were 20,613,085 shares of common stock of the Company issued and outstanding, each of which is entitled to one vote. Holders of common stock are not entitled to cumulate their votes for the election of directors.

      The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on each matter to be acted upon at the meeting is required for the approval of such matter. For this purpose, a shareholder voting through proxy who abstains with respect to the matter is considered to be present and entitled to vote on the matter, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on a matter shall not be considered present and entitled to vote on the matter.

      Holders of a majority of the shares of the common stock of the Company entitled to vote and present at the meeting constitute a quorum for purposes of the meeting. Abstentions are counted as being present at the meeting and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth, as of April 21, 2003 except as otherwise noted, the beneficial ownership of the common stock by (i) each person known by the Company beneficially to hold more than 5% of the outstanding common stock, (ii) each director or nominee for director of the Company, (iii) each officer of the Company named in the Summary Compensation Table on page 12, and (iv) all executive officers and directors of the Company as a group. Except as otherwise noted, the listed beneficial owner has sole voting and investment power with respect to the listed shares.

	Amount and Nature of		Percentage of
Name and Address of Beneficial Owner	Beneficial Ownership		Outstanding Shares

Wellington Management Company, LLP 75 State Street Boston, MA 02109	2,852,250.0	(1)	13.8%

Wellington Trust Company, NA 75 State Street Boston, MA 02109

Pzena Investment Management, LLC 830 Third Avenue 14th Floor New York, NY 10022	2,525,025.0	(2)	12.2

FMR Corp. 82 Devonshire Street Boston, MA 02109	2,153,912.0	(3)	10.4

David L. Rogers 7401 Boone Avenue North Brooklyn Park, MN 55428	1,595,162.5	(4)	7.7

Joel N. Waller 7401 Boone Avenue North Brooklyn Park, MN 55428	1,365,504.3	(5)	6.6

Richard Liu c/o Superior Leather, Ltd. Unit 510 Tower 2 Enterprise Square, 9 Sheung Yuet Rd Kowloon Bay, Kowloon, Hong Kong	1,242,100.0	(6)	6.0

Peninsula Investment Partners, L.P. 404 B East Main Street Charlotesville, VA 22902	1,030,000.0	(7)	5.0

Peninsula Capital Advisors, LLC 404 B East Main Street Charlotesville, VA 22902

Lyle Berman	51,500.0	(8)	*

Thomas J. Brosig	2,000.0	(9)	*

Michael T. Cowhig	5,000.0		*

Jenele C. Grassle	25,851.59	(10)	*

Bradley K. Johnson	650.0		*

Peter G. Michielutti	85,001.0	(11)	*

John Serino	113,955.828	(12)	*

Cheryl L. Vitali	2,000.0	(13)	*

William F. Farley	10,000.0		*

Michael J. McCoy	—		—

All executive officers, directors and director nominees as a group (17 persons)	3,442,075.468	(14)	16.2

*	Represents less than 1%.

(1)	Wellington Management Company, LLP has shared power to vote 1,988,650 of such shares and shared power to dispose of all of such shares. These shares include shares over which Wellington Trust Company, NA, a wholly-owned subsidiary of Wellington Management Company, LLP, exercises shared voting and/or dispositive power. The information relating to the beneficial ownership of Wellington Management Company, LLP and Wellington Trust Company, NA has been derived from the Schedule 13G dated February 12, 2003, filed by Wellington Management Company, LLP with the Securities and Exchange Commission (the “SEC”).

(2)	Pzena Investment Management, LLC has sole power to vote 2,308,350 of such shares and sole power to dispose of all of such shares. The information relating to the beneficial ownership of Pzena Investment Management, LLC is derived from a Schedule 13G dated February 5, 2003, filed with the SEC.

(3)	Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of all such shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. One of these investment companies, Fidelity Low Priced Stock Fund, owned 2,037,412 of these shares. Edward C. Johnson 3d, FMR Corp. (through its control of Fidelity Management & Research Company) and the respective investment companies each has sole power to dispose of the 2,153,912 shares owned by the investment companies. The Boards of Trustees of the respective investment companies have sole power to vote or direct the voting of all these shares. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Boards of Trustees. Through their stock ownership of FMR Corp., and a shareholder’s voting agreement, members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp. The foregoing information is derived from a joint Schedule 13G/A dated February 14, 2003, filed by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson with the SEC.

(4)	Includes 1,314,661 shares of common stock owned jointly by Mr. Rogers and his spouse. Includes options which are currently exercisable to purchase 230,500 shares of common stock.

(5)	Includes 150,000 shares of common stock owned by the Waller Family Limited Partnership of which Mr. Waller is a general partner and 1,500 shares of common stock owned by Mr. Waller’s spouse. Mr. Waller disclaims beneficial ownership of the shares owned by his spouse. Also includes options which are currently exercisable to purchase 230,500 shares of common stock.

(6)	Richard Liu has sole power to vote all of such shares and sole power to dispose of all of such shares. All such shares are held for Richard Liu’s account in the name of Copwell Holdings, Ltd. The information relating to the beneficial ownership of Richard Liu is derived from a Schedule 13D dated October 25, 2002, filed with the SEC.

(7)	Peninsula Investment Partners, L.P. and Peninsula Capital Advisors, LLC have shared power to vote all such shares and shared power to dispose of all such shares. The information relating to the beneficial ownership of Peninsula Investment Partners, L.P. and Peninsula Capital Advisors, LLC is derived from a Schedule 13G dated March 3, 2003, filed by Peninsula Investment Partners, L.P. and Peninsula Capital Advisors, LLC with the SEC.

(8)	Includes options which are currently exercisable to purchase 51,500 shares of common stock.

(9)	Includes options which are currently exercisable to purchase 2,000 shares of common stock.

(10)	Includes options which are currently exercisable to purchase 13,334 shares of common stock.

(11)	Includes options which are currently exercisable to purchase 50,001 shares of common stock.

(12)	Includes options which are currently exercisable to purchase 106,250 shares of common stock.

(13)	Includes options which are currently exercisable to purchase 2,000 shares of common stock.

(14)	Includes options which are currently exercisable to purchase 671,185 shares of common stock.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

      Pursuant to the Amended and Restated Articles of Incorporation and the Restated By-Laws of the Company, directors are elected for staggered terms of three years, with approximately one-third of the directors to be elected each year. There are currently three Class I directors, whose terms expire at the meeting, two Class II directors, whose terms expire at the 2004 Annual Meeting of Shareholders, and three Class III directors, whose terms expire at the 2005 Annual Meeting of Shareholders (in all cases subject to the election and qualification of their successors).

      At the meeting, the shareholders will be asked to elect three Class I directors so that the total number of directors after the meeting will be eight. The Board has nominated Lyle Berman, William F. Farley and Michael J. McCoy as nominees for election to serve three-year terms ending at the time of the 2006 Annual Meeting of Shareholders or until such nominee’s successor is elected and qualified. Thomas J. Brosig, whose term expires at the 2003 Annual Meeting of Shareholders, has decided not to seek re-election to the Board. Michael J. McCoy has been nominated to fill Mr. Brosig’s seat. Lyle Berman and William F. Farley are currently serving as directors of the Company. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the three nominees named below to constitute the Class I members of the Board.

      Each nominee has indicated a willingness to serve. In case any nominee is not a candidate at the meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remainder of the nominees and to vote for a substitute nominee in their discretion. Information as of April 1, 2003 regarding each nominee for election as a Class I director and for each director whose current term of office will continue after the meeting is set forth below.

	Name	Age	Director Since

Class I:	Lyle Berman	61	May 1996
	William F. Farley	59	March 2003
	Michael J. McCoy	56	—

Class II:	Michael T. Cowhig	56	November 2002
	David L. Rogers	60	May 1996

Class III:	Bradley K. Johnson	46	January 2003
	Cheryl L. Vitali	42	March 2002
	Joel N. Waller	63	May 1996

Nominees for Election for Terms Expiring in 2006 (Class I Directors):

      Lyle Berman has served as Chairman and Chief Executive Officer of Lakes Entertainment Inc., a gaming company, since January 1999. Mr. Berman served as Chairman and Chief Executive Officer of Grand Casinos, Inc., a gaming company, from 1990 to 1998. Mr. Berman served as Chairman and Chief Executive Officer of Rainforest Café, Inc., a restaurant and retail company, from 1993 to 2000. Mr. Berman served as Chairman of Stratosphere Corporation, a gaming company, from 1993 to 1997. Mr. Berman is a director of G-III Apparel Group, Ltd. (“G-III”).

      William F. Farley served as Chairman and Chief Executive Officer of Science, Inc., a medical device company, from October 2000 to December 2002. Mr. Farley served as Chairman and Chief Executive Officer of Kinnard Investments, Inc. (now Miller Johnson Steichen Kinnard), an investment securities firm, from 1997 to 2000. Mr. Farley served as Vice Chairman of First Bank Systems (now US Bancorp), a financial services holding company, from 1990 to 1996.

      Michael J. McCoy has served in various executive positions with Hormel Foods Corporation, a multi-national branded foods and meat products manufacturer and marketer, serving as Executive Vice President and Chief Financial Officer since May 2001. Mr. McCoy also served as Senior Vice President and Chief

Financial Officer from 2000 to 2001, Vice President and Controller from 1998 to 2000, Vice President and Treasurer from 1997 to 1998, Treasurer from 1996 to 1997, and Assistant Treasurer from 1994 to 1996. Mr. McCoy served as Vice President and Treasurer of FDL Foods, a meat processing operation, from 1982 to 1994.

Directors Whose Terms Expire in 2004 (Class II Directors):

      Michael T. Cowhig has served in various executive positions with The Gillette Company, a global consumer products marketer of personal care and personal use products, serving as Senior Vice President, Global Manufacturing and Technical Operations since September 2002. Mr. Cowhig also served as Senior Vice President, Global Supply Chain and Business Development, from January 2000 to 2002, and in other executive manufacturing and operations positions in various business units from 1980 to 2000.

      David L. Rogers has served as President and Chief Operating Officer of Wilsons Leather since April 1992. In 1988, Mr. Rogers joined Wilsons Leather as Executive Vice President and Chief Operating Officer when Bermans The Leather Experts, Inc., a specialty leather retailer, was acquired by Wilsons Leather, and he served in such capacity until April 1992. Mr. Rogers served as Chief Operating Officer of Bermans The Leather Experts, Inc., from 1983 to 1988 and Chief Financial Officer from 1980 to 1984.

Directors Whose Terms Expire in 2005 (Class III Directors):

      Bradley K. Johnson has served as Chief Financial Officer of Recreation Equipment, Inc. (REI), a multi-channel retailer of specialty outdoor gear, since April 2001. Mr. Johnson served as Chief Financial Officer of Cornerstone Brands Inc., a direct marketer of apparel and home products, from 1999 to 2000. Mr. Johnson served as Chief Administrative Officer and Chief Financial Officer of Land’s End Inc., a leading apparel and home products direct marketer, from 1996 to 1999. Mr. Johnson served as Vice President, Operations and Distribution of Wilsons Leather from 1995 to 1996, and Vice President, Property Management from 1993 to 1995, and Chief Financial Officer from 1990 to 1993.

      Cheryl L. Vitali served in various executive positions with Revlon Consumer Products Company, a cosmetics and beauty care company, most recently as Executive Vice President, General Manager, Revlon Global Brands, from February 2000 through February 2002, and as Executive Vice President, Marketing, Portfolio Group from 1998 to 2000. Ms. Vitali served as Vice President, Marketing, Playtex Intimate Apparel, a division of the Sara Lee Corporation, from 1995 through 1998. Ms. Vitali also served as Marketing Director and in various other marketing roles for Cover Girl Cosmetics, The Noxell Corporation, a division of the Procter & Gamble Company, from 1987 to 1995.

      Joel N. Waller has served as Chairman and Chief Executive Officer of Wilsons Leather since April 1992. In 1983, CVS hired Mr. Waller as President of Wilsons Leather, and he served in such capacity until April 1992. Prior to joining Wilsons Leather, Mr. Waller served in several capacities at Bermans The Leather Experts, Inc., a specialty leather retailer, including Senior Vice President, General Merchandise Manager from 1980 to 1983, Division Merchandise Manager from 1978 to 1980 and Buyer from 1976 to 1978.

      Joel N. Waller, Chief Executive Officer and Chairman of the Board of Directors of the Company, is the father of Steven R. Waller, one of the Vice Presidents of the Company.

Committees of the Board of Directors and Meeting Attendance

      The Board of Directors has an Audit Committee, Compensation Committee and Governance and Nominating Committee. The members of each of these committees are appointed by the full Board.

      The Audit Committee consists of Messrs. Brosig (Chair), Farley and Johnson. All members of the Audit Committee are “independent” as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Audit Committee reviews accounting and auditing principles and procedures of the Company with a view toward providing for adequate internal controls and reliable financial records. To this end, it oversees the Company’s financial reporting process by, among other things, reviewing and reassessing the Audit Committee Charter annually, reviewing with the independent auditors the plans and results of the auditing engagement, recommending and taking action to oversee the independence of the Company’s auditors and recommending to the full Board the engagement of independent auditors. The Audit Committee met seven times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company’s Board on May 18, 2000. The Company will review the existing Audit Committee Charter in light of the proposed audit committee standards of The Nasdaq Stock Market and will revise the existing Audit Committee Charter as necessary to comply with the new standards in the form in which they become effective.

      The Compensation Committee consists of Mr. Cowhig (Chair) and Ms. Vitali. Both members of the Compensation Committee are non-employee directors. The Compensation Committee establishes executive compensation strategy and assures that all executive officers of the Company are compensated effectively in a manner consistent with such strategy, internal equity considerations, competitive practices and the requirements of regulatory agencies. The Compensation Committee also administers the Company’s stock-based incentive plans and approves grants to executive officers made in connection therewith. The Compensation Committee met six times during the last fiscal year and took written action in lieu of meeting on five occasions.

      On January 23, 2003, the Board created a Governance and Nominating Committee. The Governance and Nominating Committee consists of Messrs. Johnson (Chair) and Cowhig and Ms. Vitali. The first meeting of the Governance and Nominating Committee was in March 2003, following the end of the last fiscal year. The purpose of the Governance and Nominating Committee includes recommending corporate governance principles and business conduct guidelines to the Board. The Committee also considers the qualifications of, and recommends each candidate and incumbent for, election as a director of the Company and nominates candidates to fill Board vacancies.

      The Board of Directors met 10 times during the fiscal year ended February 1, 2003 (“fiscal year 2002”). Each director attended more than 75% of the meetings of the Board of Directors and Board committees on which he or she serves during the time period in which he or she was a director during such fiscal year.

Director Compensation

      Each member of the Board who is not an officer or employee of the Company received an annual retainer in fiscal year 2002 of $25,000 and a payment of $1,000 for each meeting of the Board or meeting of a Board committee that such member attended during the last fiscal year. For the fiscal year ending January 31, 2004 (“fiscal year 2003”), each member of the Board who is not an officer or employee of the Company will receive an annual retainer of $25,000 and a payment of $1,500 for each meeting of the Board or meeting of a Board committee that such member attends. In addition, for fiscal year 2003 each committee chair shall receive an additional annual retainer of $5,000. Board members who incur reasonable and customary travel expenses to attend the Company’s board meetings are reimbursed for such travel expenses.

      In November 2002, the Company granted a stock option for 3,000 shares of common stock of the Company to Michael T. Cowhig at an exercise price of $6.16 per share. In January 2003, the Company granted a stock option for 1,200 shares of common stock of the Company to Bradley K. Johnson at an exercise price of $4.04 per share. In March 2003, the Company granted options for 6,000 shares of common stock to each of Lyle Berman, Michael T. Cowhig, William F. Farley, Bradley K. Johnson and Cheryl L. Vitali, at an exercise price of $4.00 per share. Such options vest cumulatively on a prorated basis on each of the first, second and third anniversaries of the date of grant if the optionee continues as a director, subject to the possible acceleration of vesting in certain circumstances.

Voting Requirements

      The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on the election of directors is required to elect the Class I directors. A shareholder voting through proxy who abstains with respect to the election of directors is considered to be present and entitled to vote, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors is not considered present and entitled to vote.

Voting Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL CLASS I NOMINEES LISTED ABOVE.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Company’s Board of Directors is composed of three independent non-employee directors. The role of the Company’s Audit Committee is one of oversight of the Company’s management and the Company’s outside auditors in regard to the Company’s accounting, financial reporting, internal control and auditing. The Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of the officers’ certification with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

      The Audit Committee has (i) reviewed and discussed the Company’s audited financial statements for fiscal year 2002 with the Company’s management; (ii) discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU §380); and (iii) received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the Company’s independent accountants the independent accountants’ independence.

      Based on the review and discussions with management and the Company’s independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2002, for filing with the SEC.

AUDIT COMMITTEE

Thomas J. Brosig (Chair)
Bradley K. Johnson
William F. Farley

INDEPENDENT AUDITORS’ FEES

Audit Fees

      On May 9, 2002, the Company discontinued the engagement of Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent auditors and engaged KPMG LLP (“KPMG”) as the independent auditors for the fiscal year ending February 1, 2003. The aggregate fees billed by KPMG for the audit of the Company’s annual consolidated financial statements for fiscal year 2002, the reaudit of fiscal years 1999, 2000 and 2001 and for the review of the Company’s interim consolidated financial statements for each quarter in fiscal year 2002 were $593,600.

Financial Information Systems Design and Implementation Fees

      KPMG did not bill any amounts to the Company for financial information systems design and implementation during fiscal year 2002.

All Other Fees

      The Company paid KPMG $81,535 for all other services for fiscal year 2002. These fees related primarily to audits of the Company’s airport stores and employee benefit plans and expatriate tax returns.

Auditor Independence

      The Audit Committee has considered whether, and has determined that, the provision of services described under “—All Other Fees” was compatible with maintaining the independence of KPMG as the Company’s principal accountants.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee, comprised entirely of non-employee directors, establishes executive compensation strategy and assures that all executive officers of the Company are compensated effectively in a manner consistent with such strategy, internal equity considerations, competitive practices and the requirements of regulatory agencies. In addition, the Compensation Committee is responsible for administering the Company’s stock-based incentive plans and approving grants to executive officers made in connection therewith.

Executive Compensation Philosophy

      The Company’s compensation program for executive officers is designed to promote the financial performance, business strategies and other values and objectives of the Company. This program seeks to enhance shareholder value by linking the financial interests of the Company’s executives with those of its shareholders. The Company has developed and implemented an executive compensation program based on a pay-for-performance philosophy to achieve the following objectives:

•	To attract and retain high-caliber executive officers who are capable of leading the Company in the achievement of its business objectives;

•	To provide compensation awards that are competitive;

•	To motivate and reward executives based on achievements of the Company and individual performance objectives; and

•	To provide a maximum return on the Company’s investment in resources to shareholders by linking a significant portion of total compensation to the financial results of the Company and the market value of the Company’s common stock.

The Compensation Process

Compensation Review

      The Board of Directors approves Company financial goals and performance measures. The Compensation Committee reviews and approves the base salaries for each executive officer, including the Chairman and Chief Executive Officer (the “CEO”) and the President and Chief Operating Officer (the “COO”). After year-end, the COO and the Vice President of Human Resources present to the Compensation Committee the assessment of results.

      The Compensation Committee received a thorough review and presentation of total compensation for executive officers in fiscal year 2002. Total compensation under the Company’s compensation program for executive officers for 2002 was generally established to be between the 50th and 75th percentile of companies included in certain retail compensation surveys, depending upon the particular officer’s position, responsibilities and the degree of difficulty and challenge associated with the performance objectives.

      The Company’s 2002 executive compensation program consisted of three key elements: (1) base salary; (2) short-term incentive, e.g., annual bonus and other performance-related bonuses; and (3) long-term incentive, e.g., stock options and restricted stock. In addition, the executive officers receive health and dental benefits and participate in the Company’s 401(k) Profit Sharing Plan and Employee Stock Purchase Plan on the same bases as other full-time employees of the Company. The policies and the bases for determining executive compensation and specifically that of the CEO and COO are described below.

Base Salary

      Base salaries for executive officers, with the exception of the CEO and COO, are determined by reviewing and comparing salaries, and the corresponding job descriptions, offered for similar positions by utilizing certain retail compensation surveys and by reviewing salaries of persons with comparable qualifications, experience and responsibilities at other companies of comparable size in the retail industry. After reviewing these salaries and job descriptions, the Company establishes a range of salaries paid for various executive positions. Base salaries are set within these competitive salary bands based on individual contributions and sustained performance. As an executive officer’s level of responsibility increases, a greater portion of the total compensation package is based on incentive compensation, described below, which may cause greater variability in the individual’s overall compensation package from year to year. In addition, the more responsibility that an executive officer assumes in the organization, the more the compensation package shifts to reliance on appreciation of the value of the Company’s stock through stock-based incentives.

Short-Term Incentive Compensation

      The Company’s Executive and Key Management Incentive Plan (the “Incentive Plan”) has been developed to provide opportunities to motivate and reward key employees through annual cash incentive awards. All executive officers are eligible to participate in the Incentive Plan. The Incentive Plan rewards executives for attaining pre-determined Company goals. Awards are based on actual results measured against pre-established corporate financial objectives for consolidated earnings before federal and state income taxes of the Company and its direct and indirect subsidiaries (“EBT”) and may also be based on position-specific goals. Such objectives and goals, if any, may be adjusted to provide for unforeseen changes in circumstances which may occur during an award period. A target award amount, expressed as a percentage of base salary at the beginning of the fiscal year, is established for each participating executive officer each fiscal year and is approved by the Compensation Committee. The actual award amount depends on how much the actual EBT of the Company for the fiscal year is above or below the pre-established corporate financial objectives for EBT and whether any applicable position-specific goals were achieved. Notwithstanding the parameters established for awards under the Incentive Plan, the Compensation Committee may determine based on an executive officer’s performance that such officer would be entitled to a bonus based on other performance factors.

Long-Term Incentive Compensation

      The Amended 1996 Stock Option Plan (the “1996 Plan”) and the 2000 Long Term Incentive Plan (the “2000 Plan,” and collectively with the 1996 Plan, the “Stock Incentive Plans”) were developed to enhance the total compensation package for key management and, in particular, to link compensation to the market value of the Company’s common stock. The desired goal is to retain and develop personnel capable of assuring the future success of the Company by affording them an opportunity to acquire a proprietary interest in the Company through stock options and other stock-based awards. Stock option grants and other stock-based awards are intended to align executives’ interests in managing the Company with shareholders’ interests.

      The Compensation Committee generally grants stock options to new executive officers upon appointment as an executive officer. The Compensation Committee also grants stock options at its discretion to executive officers based on several factors (which are not given a particular relative weight), including increases in the level of responsibility, promotions, sustained exceptional performance over a period of time and overall stock performance. In granting new options, the Compensation Committee will also take into account the number of options already granted to an officer. All outstanding stock options granted since the Company became a publicly held corporation have been granted at an option price equal to the Fair Market Value (as defined in each of the Stock Incentive Plans) of the common stock on the date of grant and generally vest, cumulatively, on a prorated basis on each of the first, second and third anniversaries of the date of grant.

      The 2000 Plan gives the Compensation Committee the authority to award shares of common stock which are subject to certain restrictions to eligible participants. In determining awards of restricted stock, the Compensation Committee considers several factors (which are not given a particular relative weight), including increases in the level of responsibility, promotions, sustained exceptional performance over a period of time and overall stock performance. Recipients, under the terms of their restricted stock agreements, are entitled to vote the restricted stock and to exercise other shareholder rights, except that (i) the Company may retain custody of the share certificate during the restriction period, and (ii) the participant may not sell, transfer, pledge, exchange or otherwise dispose of the shares during the restriction period. The restrictions on outstanding restricted stock generally lapse cumulatively, on a prorated basis, on each of the first, second, third and fourth anniversaries of the date of grant, subject to acceleration if certain performance objectives are obtained or in the event of a Change in Control (as defined in the 2000 Plan).

Compensation of Chief Executive Officer and Chief Operating Officer

      The Company has entered into employment agreements with each of Joel N. Waller, as CEO, and David L. Rogers, as COO, which were amended in calendar year 2000 (the “Employment Agreements”). Under the

Employment Agreements, Mr. Waller and Mr. Rogers each receive a base salary of $550,000 per year, or such higher amount as determined by the Board or the Compensation Committee (prorated for any partial employment year). The Employment Agreements expire on March 31, 2006, subject to an automatic one-year extension on each April 1, unless prior to that April 1 either the Company or Mr. Waller or Mr. Rogers, as applicable, has given at least 90 days’ notice to the other party not to extend. See “—Employment Contracts” below.

      The Compensation Committee evaluates the performance and determines the base salary of the CEO and COO annually based on its assessment of their past performances and its expectation as to their future contributions in leading the Company and on the process described under “— Base Salary” above. In setting 2002 base salaries, the Compensation Committee considered a number of factors, such as the effectiveness of the CEO and COO in establishing the Company’s strategic direction and providing leadership which enables the management team to maximize its performance compared to the competition. In addition, the Compensation Committee also considered significant accomplishments during the prior year and other performance factors, including the Company’s ability to secure financing, reduce and control expenses and efficiently use working capital to achieve goals. In addition, the market competitiveness of their base and incentives are reviewed against external survey data along with a proxy review of peer-group pay practices. Factors considered by the Compensation Committee in determining the CEO’s and COO’s base salary are not subject to any specific weighting factor or formula. For fiscal year 2002, neither Mr. Waller’s nor Mr. Rogers’ base salary was increased.

      The annual cash bonus for Messrs. Waller and Rogers, if any, is awarded under the Incentive Plan and is entirely dependent on the accomplishment by the Company of certain corporate goals approved by the Board as discussed above. Pursuant to the provisions of the Incentive Plan and action of the Compensation Committee, Mr. Waller’s and Mr. Rogers’ respective bonuses for a fiscal year could range from 0% to 200% of their base salary. For fiscal year 2002, neither Mr. Waller nor Mr. Rogers received a bonus. On June 25, 2002, the Company granted options for 99,000 shares of common stock to each of Mr. Waller and Mr. Rogers at an exercise price of $13.71 per share. Such options vest cumulatively on a prorated basis on each of the first, second and third anniversaries of the date of grant if the optionee continues as an employee of the Company, subject to the possible acceleration of vesting in certain circumstances.

Compliance with Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation’s chief executive officer or any of the four other most highly compensated executive officers. One of the exceptions to this limit is for qualifying “performance-based” compensation. The 2000 Plan has been designed to meet the requirements of Section 162(m) with respect to grants of options, stock appreciation rights, performance shares and restricted stock if the restrictions lapse upon achievement of certain performance goals and not upon years of continued service with the Company. The Committee expects that the options granted under the 2000 Plan will qualify as “performance-based compensation” for Section 162(m) purposes and will be deductible by the Company under current federal income tax laws. However, certain other compensation paid to the Company’s executive officers, including restricted stock grants, will be subject to the deduction limitation. The Committee believes, in order to retain the flexibility to compensate its executive officers in a competitive environment in accordance with the principles discussed above, that it would be inadvisable to adopt a strict policy of compliance with Section 162(m) in all cases. The Committee will, however, continue to consider future opportunities for compliance with Section 162(m) that it feels are in the best interests of the Company and its shareholders. The Committee also believes that the amount of any expected loss of a tax deduction under Section 162(m) will be insignificant to the Company’s overall tax position.

COMPENSATION COMMITTEE

Michael T. Cowhig (Chair)
Cheryl L. Vitali

EXECUTIVE COMPENSATION

      The following table sets forth the compensation for the 2002 fiscal year ended February 1, 2003, for the 2001 fiscal year ended February 2, 2002, and for the 2000 fiscal year ended February 3, 2001, of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

				Long-Term Compensation
				Restricted	Securities
Name and Principal Position	Fiscal	Annual Compensation		Stock	Underlying	All Other
	Year	Salary	Bonus	Awards(1)	Options (Shares)	Compensation(2)

Joel N. Waller	2002	$550,000	$—	$—	99,000	$7,438
Chairman and Chief	2001	550,000	—	323,000	177,000	7,941
Executive Officer	2000	541,346	438,900	—	21,000	15,521
David L. Rogers	2002	550,000	—	—	99,000	7,438
President and Chief	2001	550,000	—	323,000	177,000	6,791
Operating Officer	2000	541,346	438,900	—	21,000	14,184
John Serino(3)	2002	333,538	—	—	—	3,687
Executive Vice President	2001	315,385	15,344	152,000	11,250	4,341
	2000	291,731	115,710	—	15,000	11,148
Peter G. Michielutti(4)	2002	291,846	150,000	—	—	2,839
Executive Vice President and	2001	247,692	51,635	95,000	100,000	380
Chief Financial Officer	2000	—	—	—	—	—
Jenele C. Grassle	2002	254,230	—	—	—	1,382
Vice President	2001	245,385	—	76,000	—	516
	2000	126,923	78,998	—	20,000	102

(1)	The value of the restricted stock awards was determined by multiplying the fair market value of the Company’s common stock on the date of grant by the number of shares awarded. As of January 31, 2003, the last trading day of the Company’s fiscal year, and using the fair market value of the Company’s common stock as of that date, the number and value of aggregate restricted stock award holdings were as follows: 17,000 shares ($78,047) by Mr. Waller; 17,000 shares ($78,047) by Mr. Rogers; 8,000 shares ($36,728) by Mr. Serino; 5,000 shares ($22,955) by Mr. Michielutti; and 4,000 shares ($18,364) by Ms. Grassle. These shares of restricted stock have a four-year vesting period, from the date of issuance, subject to acceleration if certain performance objectives are obtained or if a Change of Control (as defined in the 2000 Plan) occurs. In addition, in the event of a Fundamental Change (as defined in the 2000 Plan), the Compensation Committee may, but is not required to, modify any such awards of restricted stock, including any vesting terms. Dividends, if any, are paid on restricted stock awards at the same time and rate as paid to all shareholders.

(2)	Amounts reported for 2002 represent term life insurance premiums paid for Mr. Waller ($3,630), Mr. Rogers ($3,630), Mr. Serino ($716), Mr. Michielutti ($396), and Ms. Grassle ($224); and the Company’s matching contributions under the Company’s 401(k) Profit Sharing Plan in the following amounts: Mr. Waller ($3,808), Mr. Rogers ($3,808), Mr. Serino ($2,971), Mr. Michielutti ($2,443), and Ms. Grassle ($1,158). Amounts reported for 2001 and 2000 represent term life insurance premiums paid, together with matching contributions under the Company’s 401(k) Profit Sharing Plan and profit sharing contributions, for each of Mr. Waller, Mr. Rogers, Mr. Serino and Ms. Grassle.

(3)	John Serino resigned from the Company effective February 7, 2003. In connection with his resignation, the Company entered into an agreement with Mr. Serino to provide severance pay of $471,692 and to extend the expiration date of his stock options to February 6, 2005.

(4)	Peter G. Michielutti was named an executive officer of the Company in March 2001. The 2001 bonus amount represents a signing bonus paid in connection with his commencement of employment with the Company.

Stock Options

      The following table provides certain information concerning grants of stock options during fiscal year 2002 to the Named Executive Officers. In accordance with the rules of the SEC, the table sets forth the grant date present value of the options calculated using the Black-Scholes option pricing model. The Company’s use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

	Number of	% of Total
	Shares	Options
	Underlying	Granted to
	Options	Employees in	Exercise Price	Expiration	Grant Date
Name	Granted(1)	Fiscal Year	Per Share	Date	Present Value(2)

Joel N. Waller	99,000	32%	$13.71	6/25/12	$643,069
David L. Rogers	99,000	32%	13.71	6/25/12	643,069

(1)	All options were granted pursuant to the 2000 Plan. One-third of the listed option becomes cumulatively exercisable on each of the first three anniversaries of the date of grant. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee’s cessation of service with the Company. Each option becomes exercisable in full upon the occurrence of a Change in Control of the Company (as defined in the 2000 Plan). In the event of a proposed Fundamental Change (as defined in the 2000 Plan) that involves a merger, consolidation or statutory share exchange, the Compensation Committee may, but is not required to, arrange for the substitution of other options or stock for the listed options, or, in the event of any Fundamental Change, provide for the cancellation of and payment for the listed options in cash or property or a combination thereof.

(2)	The following assumptions were made for purposes of calculating the grant date present value using the Black-Scholes option pricing model: expected time of exercise of 6.5 years, volatility of 52.6%, risk-free interest of 2.0% and dividend yield of 0.0%. The real value of the options in this table depends upon the actual performance of the Company’s common stock during the applicable period and at the time the options are exercised. The dollar amounts in this column are not intended to forecast potential future appreciation, if any, of the Company’s common stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

      The following table summarizes option exercises during fiscal year 2002 and provides information regarding the number of all unexercised stock options held by the Named Executive Officers as of February 1, 2003, the end of the Company’s last fiscal year:

			Number of Shares Underlying		Value of Unexercised
			Unexercised Options at		In-The-Money Options at
			Fiscal Year-End		Fiscal Year-End(1)
	Shares
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexerciseable	Exercisable	Unexerciseable

Joel N. Waller	—	—	221,500	224,000	—	—
David L. Rogers	—	—	221,500	224,000	—	—
John Serino	—	—	106,250	12,500	—	—
Peter G. Michielutti	—	—	33,334	66,666	—	—
Jenele C. Grassle	—	—	13,334	6,666	—	—

(1)	Calculated on the basis of the fair market value of the underlying shares of common stock at January 31, 2003, the last trading day of the Company’s fiscal year, as reported by the Nasdaq National Market, of $4.591 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. On April 21, 2003, the closing sale price of a share of the common stock was $4.35.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of February 1, 2003, for compensation plans under which securities may be issued:

	Number of Securities	Weighted-Average	Number of Securities
	to be Issued upon	Exercise Price of	Remaining Available
	Exercise of	Outstanding	for Future Issuance
	Outstanding Options,	Options, Warrants	Under Equity
Plan Category	Warrants and Rights	and Rights	Compensation Plans

Equity compensation plans approved by shareholders	1,623,640 (1)	$11.18	689,087 (2)
Equity compensation plans not approved by shareholders	376,922	8.72	70,281

Total	2,000,562		759,368

(1)	Amount includes outstanding options under the 1996 Plan and the 2000 Plan (but excludes grants of restricted stock under the 2000 Plan).

(2)	Includes securities available for future issuance under the 1996 Plan, the 2000 Plan and the Employee Stock Purchase Plan. Excludes the proposed increase in the aggregate number of shares of common stock available under the 2000 Plan of 750,000 shares and the proposed increase in the aggregate number of shares of common stock available under the Employee Stock Purchase Plan of 250,000 shares, both of which are subject to shareholder approval as described in this Proxy Statement.

Equity Compensation Plans Not Approved By Security Holders

      The Company’s 1998 Stock Option Plan (the “1998 Plan”) was adopted in its current form by the Board of Directors on January 28, 1998. The purpose of the 1998 Plan is to provide employees of the Company who are not directors or officers with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth the maximum effort for the continued success and growth of the Company. In addition, the Board believes the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining employees of outstanding ability.

      The 1998 Plan authorizes the issuance of an aggregate of 750,000 shares in award grants. The award of grants of common stock under the 1998 Plan is at the sole discretion of the Compensation Committee; however, the Compensation Committee may decide to delegate its authority to award stock options to employees of the Company who are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the CEO, who in turn may delegate such authority to any such other officer of the Company. As of February 1, 2003, 70,281 shares of common stock were available for awards under the 1998 Plan.

EMPLOYMENT CONTRACTS

      The Company has entered into Employment Agreements with Joel N. Waller, as Chairman and Chief Executive Officer, and David L. Rogers, as President and Chief Operating Officer. The Employment Agreements are identical in all material respects, except for job responsibilities which are consistent with Messrs. Waller’s and Rogers’ titles. Under the Employment Agreements, Mr. Waller and Mr. Rogers each receives a base salary of $550,000 per year, or such higher amount as is determined by the Board or the Compensation Committee (prorated for any partial employment year). In no event may the Board of Directors reduce Messrs. Waller’s and Rogers’ base salary for any year below the greater of $550,000 or the amount of base salary paid by the Company to Messrs. Waller and Rogers for the immediately preceding year.

      The employment of each of Mr. Waller and Mr. Rogers under their respective Employment Agreements will end only upon termination by the Company with or without Cause (as defined in the Employment Agreements), upon death or Disability (as defined in the Employment Agreements), upon expiration of the employment term or upon resignation. Each of the Employment Agreements with Mr. Waller and Mr. Rogers will expire on March 31, 2006, subject to an automatic one-year extension on each April 1, unless, not later than 90 days before that April 1, the Company or Mr. Waller or Mr. Rogers, as applicable, has given notice to the other party not to extend. Upon termination of employment, Mr. Waller or Mr. Rogers generally will be entitled to receive his base salary through the date of termination (or through the end of the employment period if termination by the Company occurred without Cause or resignation by the employee occurred with Good Reason (as defined in the Employment Agreements)), any amounts earned but not paid under the Incentive Plan for a completed Plan Year (as defined in the Incentive Plan) and, in certain circumstances, a prorated portion of his Incentive Plan payment for the year in which termination occurs, plus continuation of certain health, life and disability insurance benefits. The Employment Agreements also include confidentiality and non-solicitation provisions, but do not contain any restrictions on competition.

COMPARATIVE STOCK PERFORMANCE

      The comparative stock performance graph below compares the cumulative shareholder return on the common stock of the Company for the period from January 31, 1998 through February 1, 2003 with the cumulative total return on (i) the Nasdaq Retail Composite Stock Index and (ii) the S&P 500 Index. The table assumes the investment of $100 in the Company’s common stock, the Nasdaq Retail Composite Stock Index and the S&P 500 Index on January 31, 1998, and the reinvestment of all dividends through the last trading day of the years ended January 30, 1999, January 29, 2000, February 3, 2001, February 2, 2002 and February 1, 2003.

	1/31/98	1/30/99	1/29/00	2/3/01	2/2/02	2/1/03

Wilsons The Leather Experts Inc.	$100.00	$127.86	$204.29	$281.79	$206.23	$78.70
Nasdaq Retail Composite Stock Index	100.00	122.03	99.26	76.94	90.66	72.88
S&P 500 Index	100.00	132.98	143.15	143.86	121.35	94.01

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s directors and executive officers, the Company makes the following disclosure: Lyle Berman failed to make a timely filing of his statement of beneficial ownership with respect to two sales of common stock of the Company in April 2002, and such filing was made in May 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company regularly conducts business with G-III of which Morris Goldfarb, a former director of the Company, is the Chief Executive Officer and Chairman of its Board of Directors. Purchases from G-III totaled $4.6 million for fiscal year 2002. The Company believes that transactions with G-III are on terms no less favorable to the Company than those obtainable in arms-length transactions with unaffiliated third parties.

      The Company also conducts business with Tsutani Leather Expert Co., Ltd. (“Tsutani”) of which Joel N. Waller, the Company’s Chief Executive Officer, is a director. Purchases from Tsutani totaled $0.2 million in fiscal year 2002. The Company believes that transactions with Tsutani are on terms no less favorable to the Company than those obtainable in arm’s length transactions with unaffiliated third parties.

      During 2002, Richard Liu, chairman of one of our major suppliers, Superior Holdings International, Ltd. (“Superior Holdings”), became a greater than 5% shareholder of our common stock. Superior Holdings sold $22.7 million of products to us during fiscal year 2002. We believe that transactions with Superior Holdings are on terms no less favorable to us than those obtainable in arm’s-length transactions with unaffiliated third parties.

PROPOSAL NUMBER TWO

AMENDMENT TO THE WILSONS THE LEATHER EXPERTS INC.

2000 LONG TERM INCENTIVE PLAN

Introduction

      The Company’s Board of Directors authorized the adoption of the Wilsons The Leather Experts Inc. 2000 Long Term Incentive Plan (the “2000 Plan”) effective as of March 23, 2000, and the shareholders approved the 2000 Plan on May 18, 2000. On March 20, 2003, the Board of Directors approved the amendment of the 2000 Plan and directed that the amendment of the 2000 Plan be submitted for approval by the shareholders at the 2003 Annual Meeting of Shareholders.

      The Compensation Committee and the Board of Directors believe that stock-based compensation programs are a key element in achieving the Company’s continued financial and operational success. The Company’s compensation programs have been designed to motivate key personnel to produce a superior shareholder return.

      In addition to the 2000 Plan, the Company issues stock-based compensation awards under the 1996 Plan and the 1998 Plan (together with the 1996 Option Plan, the “Option Plans”). As of April 21, 2003, 1,437,384 and 664,756 shares of Company common stock have been issued or are reserved for issuance pursuant to outstanding awards, and 62,616 and 85,244 shares remain available for awards, under the 1996 Plan and 1998 Plan, respectively. Awards of options to executive officers and directors are not permitted under the 1998 Plan. Notwithstanding approval of the amendment to the 2000 Plan by the shareholders, additional awards may be made under the Option Plans. Grants and awards heretofore or hereafter made under the Option Plans will be governed by such plans.

      The 2000 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding deductibility of executive compensation for grants of options, stock appreciation rights, performance shares and performance based restricted stock. The basic features of the 2000 Plan, including the proposed amendment, are summarized below.

Proposed Amendment

      The Board of Directors approved the amendment of the 2000 Plan, effective upon obtaining shareholder approval. The amendment of the 2000 Plan increases the number of shares of common stock that may be issued under the 2000 Plan from 1,250,000 to 2,000,000. The purpose of this amendment is to ensure that the Company has flexibility to meet its foreseeable future needs for granting incentive awards.

      If the shareholders fail to approve this proposal, the 2000 Plan will remain in effect as it existed immediately prior to the proposed amendment. In that case, the Company would be limited to issuing no more than 1,250,000 shares of the Company’s common stock pursuant to awards made under the 2000 Plan.

Awards and Grants

      All awards granted under the 2000 Plan have been in the form of options to purchase common stock or restricted stock. For each of the Named Executive Officers and the various groups indicated, the following table presents the number of shares of common stock subject to awards granted under the 2000 Plan through February 1, 2003. The table only provides grant information, and does not reflect the current status of those awards granted (whether an award was exercised, terminated, forfeited, etc.).

	Number of	Weighted Average	Number of Shares
Name and Position	Award Shares	Exercise Price	of Restricted Stock(1)

Joel N. Waller	297,000	$13.41	17,000
Chairman and Chief Executive Officer
David L. Rogers	297,000	13.41	17,000
President and Chief Operating Officer
John Serino	26,250	19.94	8,000
Executive Vice President
Peter G. Michielutti	100,000	14.92	5,000
Executive Vice President and Chief Financial Officer
Jenele C. Grassle	—	—	4,000
Vice President
All current executive officers, as a group	759,000	14.08	69,500
All current directors who are not executive officers, as a group	22,200	10.52	—
All current employees who are not executive officers, as a group (includes officers who are not executive officers)	12,300	16.89	—

(1)	On the date of grant, the fair market value of a share of our common stock was $19.00.

      During fiscal year 2002, the Company, under the 2000 Plan, granted to all current executive officers, as a group, options to purchase an aggregate of 198,000 shares of common stock and to all current directors who are not executive officers, as a group, options to purchase an aggregate of 22,200 shares of common stock. For options granted to each of the Named Executive Officers during fiscal year 2002, see “— Option Grants in Last Fiscal Year” on page 13. In March 2003, under the 2000 Plan, the Company granted options for 66,000 shares of common stock to each of Joel N. Waller and David L. Rogers, options for 20,000 shares of common stock to Peter G. Michielutti, options for 15,000 shares of common stock to Jenele C. Grassle and options for 182,000 shares of common stock to all current executive officers, as a group. All options granted were at an exercise price of $4.00 per share. In addition, in March 2003 the Company granted 33,000 shares of restricted stock to each of Mr. Waller and Mr. Rogers, 10,000 shares of restricted stock to Mr. Michielutti, 8,000 shares of restricted stock to Ms. Grassle and 120,000 shares of restricted stock to all current executive officers, as a group. On the date of grant, the fair market value of a share of our common stock was $4.00.

Market Price of Common Stock

      The closing market price of the Company’s common stock as of April 21, 2003 was $4.35 per share.

Purpose

      The purpose of the 2000 Plan is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership and by rewarding them for achieving a high level of corporate performance. The 2000 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

Administration

      The 2000 Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors, which consists of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 (“Exchange Act Rule 16b-3”) under the Exchange Act. All members of the Compensation Committee are “non-employee directors” for purposes of Exchange Act Rule 16b-3 and “outside directors” for purposes of Section 162(m) of the Code. The Committee has the power to make awards under the 2000 Plan, to determine when and to whom awards will be granted, and to fix the form, amount, and other terms and conditions of each award, subject to the provisions of the 2000 Plan. The Committee has the authority to interpret the 2000 Plan and any award or agreement made under the 2000 Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the 2000 Plan, to determine the terms and provisions of any agreements entered into under the 2000 Plan (not inconsistent with the 2000 Plan), and to make all other determinations necessary or advisable for the administration of the 2000 Plan. The Committee may delegate all or part of its responsibilities under the 2000 Plan to officers of the Company or other persons who are not “non-employee directors” within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act. Any officer to whom the Committee delegates all or part of its authority under the 2000 Plan may, in turn, delegate such authority to such other officer of the Company as the officer delegating such authority may determine.

Eligibility and Number of Shares

      All employees of the Company and its affiliates are eligible to receive awards under the 2000 Plan at the discretion of the Committee. Awards other than incentive stock options (see “— Types of Awards” below) also may be awarded by the Committee to any member of the Board of Directors or other individual or entity who is not an employee of the Company or its affiliates but who provides services to the Company or its affiliates as a consultant or adviser. The Company and its affiliates currently have approximately 2,200 full-time employees.

      As of April 21, 2003, the total number of shares of Company common stock available for distribution under the 2000 Plan was 1,250,000 (subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company), of which 1,178,908 shares have been issued or are reserved for issuance pursuant to outstanding awards under the 2000 Plan and 71,092 shares are available for future awards. If the proposed amendment to the 2000 Plan is approved by the shareholders, the total number of shares available for distribution under the 2000 Plan will be 2,000,000.

      No participant may receive any combination of options and stock appreciation rights relating to more than 350,000 shares in the aggregate in any fiscal year under the 2000 Plan. No participant may receive performance shares relating to more than 200,000 shares (or cash equivalents) pursuant to awards in any fiscal year under the 2000 Plan. No participant may receive more than 200,000 shares of restricted stock subject to performance conditions or be entitled to have restrictions lapse with respect to more than 200,000 shares of restricted stock subject to performance conditions in any fiscal year under the 2000 Plan. No more than 600,000 shares subject to the 2000 Plan may be granted in the aggregate pursuant to restricted stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares).

      The 2000 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee), provided that no amendment that is deemed by the Committee to be materially adverse to the participant may be made unilaterally unless it is required by law. Any shares of Company common stock subject to an award under the 2000 Plan which are not used because the award expires without all shares subject thereto having been issued or because the terms and conditions of the award are not met may again be used for an award under the 2000 Plan. Any shares that are the subject of awards which are subsequently forfeited to the Company under the restrictions applicable to such award also may again be used for an award under the 2000 Plan. Moreover, if a participant exercises a stock appreciation right, any shares covered by the stock appreciation right in excess of the number of shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of shares equal in value to the amount of such settlement, based on the Fair Market Value, as defined in the 2000 Plan, of such shares on the date of such exercise) may again be used for an award under the 2000 Plan. If, in accordance with the 2000 Plan, a participant uses shares to pay a purchase or exercise price, including an option exercise price, or to satisfy tax withholdings, such shares may again be used for an award under the 2000 Plan.

Types of Awards

      The types of awards that may be granted under the 2000 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares). Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

      In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 2000 Plan are as follows:

      Incentive and Nonqualified Stock Options. Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Committee may determine but with respect to nonqualified stock options, such exercise price shall not be less than 85% of Fair Market Value as of the date the option is granted and with respect to incentive stock options, such exercise price shall not be less than 100% of Fair Market Value as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified: (a) no incentive stock options may be granted more than ten years after the effective date of the 2000 Plan; (b) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (c) the aggregate Fair Market Value of the shares of Company common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 2000 Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

      The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the Fair Market Value of the shares withheld or delivered to the participant on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. To the extent permitted by law, participants may simultaneously exercise options and sell the stock purchased upon such exercise under brokerage or similar relationships and use the sale proceeds to pay the purchase price. The agreement relating to any option may provide for the issuance of “reload” options under which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery or tender to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the Fair Market Value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option.

      Stock Appreciation Rights and Performance Shares. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Company common stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the Fair Market Value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 50% of the Fair Market Value of the specified number of shares of Company common stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

      Performance shares entitle the recipient to future payments in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are “covered employees” under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after taxes), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance. The value in dollars is determined when the award is earned based on the Fair Market Value of a share on the last day of the performance period.

      Payments with respect to stock appreciation rights and performance shares may be paid in cash, shares of Company common stock or a combination of cash and shares as determined by the Committee. The Committee may require or permit participants to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the 2000 Plan.

      Restricted Stock and Other Stock-Based Awards. Company common stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights before vesting. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock and phantom securities. With respect to participants who are “covered employees” under Section 162(m) of the Code, any performance targets relating to the lapse of restrictions on restricted stock will consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after taxes), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance.

Transferability

      During the lifetime of a participant to whom an award is granted, only such participant (or such participant’s legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (before the expiration of the restrictions), options, stock appreciation rights, performance shares, or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that: (a) an award may be transferable to a Successor (as defined in the 2000 Plan) in the event of a participant’s death; (b) a nonqualified stock option may be transferable to any member of a participant’s “immediate family” (as such term is defined in Rule 16a-1 (e) under the Exchange Act) or to a trust whose beneficiaries are members of such participant’s “immediate family” or partnerships in which such family members are the only partners; and (c) a non-qualified stock option may be transferable pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, provided, in each instance, that the participant receives no consideration for the transfer and such transferred nonqualified stock option will remain subject to the same terms and conditions as were applicable to such option immediately before its transfer.

Acceleration of Awards, Lapse of Restriction

      The Committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant’s agreement, or otherwise in the Committee’s discretion, which may include, without limitation, acceleration resulting from a Fundamental Change (as defined in the 2000 Plan), or, with respect to performance shares, restricted stock or other stock-based awards, upon a Change of Control (as defined in the 2000 Plan) or the participant’s death or disability. Options and stock appreciation rights automatically vest upon the participant’s death or disability, unless otherwise provided in the applicable agreement, or upon the occurrence of a Change in Control.

Duration, Adjustments, Modifications, Terminations

      The 2000 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 2000 Plan is terminated as described below.

      In the event of a Fundamental Change, recapitalizations, stock dividends, stock splits or other relevant changes, the Committee has the discretion to adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a Change in Control.

      The 2000 Plan also gives the Board the right to amend, modify, terminate or suspend the plan, except that amendments to the plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

      Under the 2000 Plan, in the event of a Fundamental Change (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges or other similar events involving the Company), the Committee may cancel outstanding options and stock appreciation rights in exchange for cash payments to the recipients, or, with respect to options, if the Committee so elects, in exchange for the cash, property or cash and property that a shareholder of the Company receives as a result of such Fundamental Change.

Federal Tax Considerations

      The Company has been advised by its counsel that awards made under the 2000 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

      Incentive Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2000 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss, long-term or short-term, based upon how long the shares are held. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

      Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a “Disqualifying Disposition”), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the Fair Market Value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a Disqualifying Disposition of such shares, and the tax consequence of such Disqualifying Disposition will be as described above.

      The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

      Nonqualified Stock Options. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the 2000 Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the Fair Market Value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

      Stock Appreciation Rights and Performance Shares. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right or performance share award; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of common stock, or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the Fair Market Value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

      Restricted and Unrestricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income on the date the restrictions are removed or expire; and (c) the amount of such ordinary income and deduction will be the Fair Market Value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

      With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock; and (b) the amount of such ordinary income and deduction will be the Fair Market Value of such unrestricted stock on the date of grant.

      When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the Fair Market Value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

Withholding

      The 2000 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

Voting Requirements

      The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on this item is required for approval of the amendment to the 2000 Plan. A shareholder voting through a proxy who abstains with respect to approval of the amendment to the 2000 Plan is considered to be present and entitled to vote on the approval of the amendment to the 2000 Plan at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the amendment to the 2000 Plan, is not considered present and entitled to vote.

Voting Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE 2000 LONG TERM INCENTIVE PLAN.

PROPOSAL NUMBER THREE

AMENDMENT TO THE WILSONS THE LEATHER EXPERTS INC.

EMPLOYEE STOCK PURCHASE PLAN

Introduction

      On April 7, 1999, the Board of Directors adopted the Wilsons The Leather Experts Inc. Employee Stock Purchase Plan (the “Purchase Plan”) which was approved by the shareholders and became effective on May 18, 1999. As of April 21, 2003, there were 170,412 shares available for future issuances under the Purchase Plan. On April 21, 2003, the Board of Directors approved an amendment to the Purchase Plan and directed that the amendment of the Purchase Plan be submitted for approval by the shareholders at the 2003 Annual Meeting of Shareholders.

Proposed Amendment

      The Board of Directors approved the amendment of the Purchase Plan, effective upon obtaining shareholder approval. The amendment of the Purchase Plan increases the number of shares of common stock of the Company that are reserved for future purchase under the Purchase Plan by 250,000 shares. The purpose of this amendment is to ensure that the Company has sufficient shares reserved for future purchases by participants in the Purchase Plan.

      If the shareholders fail to approve this proposal, the Purchase Plan will remain in effect as it existed immediately prior to the proposed amendment. In that case, the Company would be limited to issuing no more than 375,000 shares of the Company’s common stock under the Purchase Plan.

Purpose

      The purpose of the Purchase Plan is to provide the employees of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code, and is interpreted and administered in a manner consistent with such intent.

Administration

      The Purchase Plan is administered by the Compensation Committee of the Board of Directors. The Committee is authorized to make any uniform rules that may be necessary to carry out the provisions of the Purchase Plan. The Committee is also authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and all such determinations are conclusive and binding on all parties.

Eligibility and Number of Shares

      If the amendment of the Purchase Plan is approved by the shareholders, there will be a total of 625,000 shares of common stock of the Company available for purchase under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of common stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. As of April 21, 2003, 204,588 of these shares have been purchased by participants.

      Any employee of the Company or, subject to approval by the Board of Directors, a parent or subsidiary corporation of the Company (including officers and any directors who are also employees of the Company or any such parent or subsidiary) is eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as the employee is customarily employed at least 20 hours per week and has been employed by the Company or any parent or subsidiary for at least 90 consecutive days before the first day of the relevant Purchase Period. “Purchase Period” means a calendar quarter or such other period of time as may be designated by the Committee.

      Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form with the Company before the first day of the Purchase Period. The election form will be effective as of the first day of the next succeeding Purchase Period following receipt by the Company of the enrollment form and will continue to be effective until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate in the Purchase Plan.

      No employee may participate in the Purchase Plan if the employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      As of April 21, 2003, the Company had approximately 2,200 employees who would be eligible to participate in the Purchase Plan.

Participation

      An eligible employee who elects to participate in the Purchase Plan authorizes the Company to make payroll deductions of a specified amount of the employee’s compensation. The minimum and maximum amount that may be withheld for any week during a pay period is $10 and $100, respectively (e.g., $20 and $200 respectively for a two-week pay period). During a Purchase Period, a participant may not increase or decrease the amount of his or her payroll deductions, but a participant may, at any time during a Purchase Period, discontinue deductions entirely. A participant may also elect to withdraw from the Purchase Plan during any Purchase Period, in which event the entire balance of his or her payroll deductions during the Purchase Period will be paid to the participant in cash within 30 days after the Company’s receipt of notice of the withdrawal. A participant who stops payroll deductions during a Purchase Period may not thereafter resume payroll deductions during the same Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.

      Amounts withheld under the Purchase Plan are held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of common stock. No interest is credited to a participant for amounts withheld.

      The following table sets forth as of February 1, 2003, the number of shares of common stock purchased under the Purchase Plan by the Named Executive Officers and by the various groups indicated. No nonemployee director or other nonemployee is eligible to participate in the Purchase Plan.

Shares Purchased Under
Name and Position	the Purchae Plan(1)

Joel N. Waller	—
Chairman and Chief Executive Officer
David L. Rogers	—
President and Chief Operating Officer
John Serino	1,705.82
Executive Vice President
Peter G. Michielutti	—
Executive Vice President and Chief Financial Officer
Jenele C. Grassle	318.44
Vice President
All current executive officers, as a group	7,952.15
All current directors who are not executive officers, as a group	—
All employees who are not executive officers, as a group (includes officers who are not executive officers and former employees)	172,026.85

(1)	See “— Purchase of Stock” below for information on the purchase price of shares purchased under the Purchase Plan.

      Since February 1, 2003, Ms. Grassle purchased an additional 199.15 shares of common stock, the current executive officers, as a group, purchased an additional 1,593.17 shares of common stock, and all employees who are not executive officers, as a group (including officers who are not executive officers and former employees), purchased an additional 23,015.83 shares of common stock under the Purchase Plan.

Purchase of Stock

      Amounts deducted for a participant in the Purchase Plan are used to purchase common stock of the Company as of the last day of the Purchase Period at a price equal to the lesser of: (a) 85% of the Fair Market Value (as defined in the Purchase Plan) of a share of common stock on the first day of the Purchase Period; or (b) 85% of the Fair Market Value of a share of common stock on the last day of the Purchase Period. All amounts so deducted are used to purchase the number of shares of common stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified the Company that he or she elects to withdraw in cash all of such withheld amounts or to purchase a lesser number of shares.

      If purchases by all participants would exceed the number of shares of common stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of the available shares of common stock. Any amount not used to purchase shares of common stock will be refunded to the participant in cash.

      Certificates for the number of shares of common stock purchased by a participant are issued and delivered to him or her only upon request.

      No more than 750 shares of common stock may be purchased by any participant during any one Purchase Period, and no more than $25,000 in Fair Market Value of shares of common stock may be purchased by any participant under the Purchase Plan and all other employee stock purchase plans of the Company in any calendar year.

Death, Disability, Retirement or Other Termination of Employment

      If the employment of a participant is terminated for any reason, including death, disability or retirement, the amounts previously withheld will be applied to the purchase of shares of common stock as of the last day of the Purchase Period in which the participant’s employment terminated unless the participant has filed an appropriate form with the Company before the last day of such Purchase Period pursuant to which the participant either elects to purchase a specified number of shares that is less than the number that could be purchased or elects to receive the entire credit balance in cash.

Rights Not Transferable

      The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

Amendment or Modification

      The Board of Directors may at any time amend the Purchase Plan in any respect that will not adversely affect the rights of participants pursuant to shares of common stock previously acquired under the Purchase Plan, provided that approval by the shareholders of the Company is required to: (a) increase the number of shares of common stock to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions); or (b) change the designation of corporations whose employees may be eligible to participate in the Purchase Plan.

Termination

      All rights of participants under the Purchase Plan will terminate at the earlier of: (a) the day that participants become entitled to purchase a number of shares of common stock equal to or greater than the number of shares of common stock remaining available for purchase; or (b) at any time, at the discretion of the Board of Directors, upon at least seven days notice to the participants. Upon termination of the Purchase Plan, the Company will pay to each participant cash in an amount equal to the balance previously withheld from the participant and, because of an election by the participant, not used to purchase common stock.

Federal Tax Considerations

      Payroll deductions under the Purchase Plan are made after taxes. Participants do not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares of common stock acquired under the Purchase Plan or the death of the participant. Participants who hold their shares of common stock for more than twenty-one months or die while holding their shares of common stock will recognize ordinary income in the year of disposition or death equal to the lesser of: (a) the excess of the fair market value of the shares of common stock on the date of disposition or death over the purchase price paid by the participant; or (b) 15% of the fair market value of the shares of common stock on the first day of the Purchase Period as of which the shares were purchased. If the twenty-one month holding period has been satisfied when the participant sells the shares of common stock or if the participant dies while holding the shares of common stock, the Company will not be entitled to any deduction in connection with the disposition of such shares by the participant.

      Participants who dispose of their shares of common stock within twenty-one months after the shares of common stock were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of common stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

      Participants will have a basis in their shares of common stock equal to the purchase price of their shares of common stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of common stock, as explained above. Any additional gain or loss realized on the disposition of shares of common stock acquired under the Purchase Plan will be capital gain or loss.

Voting Requirements

      The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy and entitled to vote on approving and adopting the Purchase Plan is required to approve and adopt the amendment. A shareholder voting through proxy who abstains with respect to this matter is considered to be present and entitled to vote, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval and adoption of the amendment of the Purchase Plan is not considered present and entitled to vote on this matter.

Voting Recommendations

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NUMBER FOUR

INDEPENDENT PUBLIC ACCOUNTANTS

      On May 9, 2002, the Company discontinued the engagement of Arthur Andersen as the Company’s independent auditors and engaged KPMG as the Company’s independent auditors for the fiscal year ending February 1, 2003. The Audit Committee of the Company approved discontinuing the engagement of Arthur Andersen and engaging KPMG as the Company’s independent auditors.

      In connection with Arthur Andersen’s audits for our fiscal years ended February 2, 2002 and February 3, 2001 and through May 9, 2002, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements of the Company and its subsidiaries for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The reports of Arthur Andersen on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended February 2, 2002 and February 3, 2001 contained no adverse opinions or disclaimers of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended February 2, 2002 and February 3, 2001 and through May 9, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      Upon recommendation of the Audit Committee, the Board of Directors has selected KPMG to serve as the Company’s auditors for the fiscal year ending January 31, 2004, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. A representative of KPMG will be present at the meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

Voting Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 31, 2004.

ADDITIONAL MATTERS

Annual Report

      The Annual Report to Shareholders of the Company for the fiscal year 2002, which includes the Annual Report on Form 10-K and financial statements, is being mailed with this Proxy Statement.

Deadline for Submission of Shareholders’ Proposals

      Proposals of shareholders or nominations by shareholders of directors intended to be presented at the 2004 Annual Meeting of Shareholders and desired to be included in the Company’s Proxy Statement and form of proxy for such meeting must be received by the Assistant Secretary of the Company, 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, no later than January 10, 2004 for inclusion in the Proxy Statement for that meeting. Notice of shareholder proposals or nominations by shareholders of directors intended to be presented at the 2004 Annual Meeting of Shareholders but not intended to be included in the Company’s Proxy Statement and form of proxy for such meeting must be received by the Company by March 13, 2004. If, however, the date of the 2004 Annual Meeting of Shareholders is more than 30 days before or after the first anniversary of the date of the 2003 Annual Meeting of Shareholders (i.e., June 11, 2004), notice of such proposal must be received by the Company at least 90 days before such meeting or, if later, within 10 days after the first public announcement of the date of the 2004 Annual Meeting of Shareholders. The Company suggests that all such proposals be sent to the Company by certified mail, return receipt requested.

Other Matters

      As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of shareholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment, subject to applicable federal securities rules.

By Order of the Board of Directors,

Philip S. Garon
Secretary

Dated: May 9, 2003

Appendix A

WILSONS THE LEATHER EXPERTS INC.
2000 LONG TERM INCENTIVE PLAN

Including August 24, 2000 and March 21, 2002 Amendments
(Includes the Proposed Amendment to Section 4(a)
Increasing the Number of Shares Available Under the Plan)

     1.     Purpose. The purpose of this 2000 Long Term Incentive Plan (the “Plan”) is to motivate key personnel to produce a superior return to the shareholders of the Company and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

     2.     Definitions. The capitalized terms used in this Plan have the meanings set forth below.

(a) “Affiliate” means any corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such “parent corporation” or “subsidiary corporation” owns an equity interest.

(b) “Agreement” means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

(c) “Associate” means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, “Associate” shall also include any member of the Board or other individual or entity who is not an “employee” of the Company or an Affiliate but who provides services to the Company or an Affiliate as a consultant or adviser. References in this Plan to “employment” and related terms (except for references to “employee” in this definition of “Associate” or in Section 7(a)(1)) shall include the providing of services in any such capacity.

(d) “Award” means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award, whether singly, in combination or in tandem.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means:

(i)	a majority of the directors of the Company shall be persons other than persons

(A)	for whose election proxies shall have been solicited by the Board or

(B)	who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

(ii)	more than 33-1/3% of the (1) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”) or (2) the then outstanding Shares of Stock (“Outstanding Company Common Stock”) is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(f)(ii):

(A)	any acquisition or beneficial ownership by the Company or a Subsidiary, or

(B)	any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries, or

(C)	any acquisition or beneficial ownership by a Parent or its wholly-owned Subsidiaries, as long as they shall remain wholly-owned Subsidiaries, of 100% of the Outstanding Company Voting Securities as a result of a merger or statutory share exchange which complies with paragraph 2(f)(iii)(A)(2) or the exception in paragraph 2(f)(iii)(B) hereof in all respects,

(iii)	the shareholders of the Company approve a definitive agreement or plan to

(A)	merge or consolidate the Company with or into another corporation (other than (1) a merger or consolidation with a Subsidiary or (2) a merger in which

(a)	the Company is the surviving corporation,

(b)	no Outstanding Company Voting Securities or Outstanding Company Common Stock (other than fractional shares) held by shareholders of the Company immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a Parent owning directly, or indirectly through wholly-owned Subsidiaries, both beneficially and of record 100% of the Outstanding

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Company Voting Securities immediately after the Merger or (ii) cash upon the exercise by holders of Outstanding Company Voting Securities or Outstanding Company Common Stock of statutory dissenters’ rights),

(c)	the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, 66-2/3% or more of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of the surviving corporation or its Parent entitled to vote generally in the election of directors, and

(d)	if voting securities of the Parent are exchanged for Outstanding Company Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series),

(B)	exchange, pursuant to a statutory share exchange, Outstanding Company Voting Securities of any one or more classes or series held by shareholders of the Company immediately prior to the exchange for cash, securities or other property, except for (a) voting stock of a Parent owning directly, or indirectly through wholly-owned Subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the statutory share exchange if (i) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such statutory share exchange own, directly or indirectly, immediately after the statutory share exchange 66-2/3% or more of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of such Parent entitled to vote generally in the election of directors, and (ii) all holders of any class or series of Outstanding Company Voting Securities immediately prior to the statutory share exchange have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series or (b) cash with respect to fractional shares of Outstanding Company Voting Securities

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or payable as a result of the exercise by holders of Outstanding Company Voting Securities of statutory dissenters’ rights,

(C)	sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions), or

(D)	liquidate or dissolve the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(h) “Committee” means two or more Non-Employee Directors designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3; provided that if no Committee is designated by the Board, the board shall constitute the Committee.

(i) “Company” means Wilsons The Leather Experts Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(j) “Disability” means any physical or mental incapacitation whereby a Participant is unable for a period of twelve consecutive months or for an aggregate of twelve months in any twenty-four consecutive month period to perform his or her duties for the Company or any Affiliate. “Disabled,” with respect to any Participant, shall mean that such Participant has incurred a Disability.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended; “Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

(l) “Fair Market Value” as of any date means, unless otherwise expressly provided in this Plan:

(i) (A) the closing sale price of a Share on the composite tape for New York Stock Exchange (“NYSE”) listed shares, or if Shares are not quoted on the composite tape for NYSE listed shares, on the Nasdaq National Market or any similar system then in use or, (B) if clause (i)(A) is not applicable, the mean between the closing “bid” and the closing “asked” quotation of a Share on the Nasdaq SmallCap Market or any similar system then in use, or (C) if the Shares are not quoted on the NYSE composite tape or on the Nasdaq National Market or the Nasdaq SmallCap Market or any similar system then in use, the closing sale price of a Share on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

(ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

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However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the “date immediately preceding that date” shall be deemed to be references to “that date.” In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

(m) “Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

(n) “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

(o) “Non-Employee Director” means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3.

(p) “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

(q) “Other Stock-Based Award” means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

(r) “Option” means a right to purchase Stock (or, if the Committee so provides in an applicable Agreement, Restricted Stock), including both Non-Qualified Stock Options and Incentive Stock Options.

(s) “Parent” means a “parent corporation,” as that term is defined in Section 424(e) of the Code, or any successor provision.

(t) “Participant” means an Associate to whom an Award is made.

(u) “Performance Period” means the period of time as specified in an Agreement over which Performance Shares are to be earned.

(v) “Performance Shares” means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Agreement, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

(w) “Plan” means this 2000 Long Term Incentive Plan, as amended and in effect from time to time.

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(x) “Restricted Stock” means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

(y) “Share” means a share of Stock.

(z) “Stock” means the Company’s common stock, $0.01 par value per share (as such par value may be adjusted from time to time).

(aa) “Stock Appreciation Right” means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

(bb) “Subsidiary” means a “subsidiary corporation,” as that term is defined in Section 424(f) of the Code, or any successor provision.

(cc) “Successor” with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 12(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant’s death.

(dd) “Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

(ee) “Unit” means a bookkeeping entry that may be used by the Company to record and account for the grant of Stock, Stock Appreciation Rights and Performance Shares expressed in terms of Units of Stock until such time as the Award is paid, cancelled, forfeited or terminated.

Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3.     Administration.

(a) Authority of Committee. The Committee shall administer this Plan. The Committee shall have exclusive power, subject to the limitations contained in this Plan, to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee, subject to the limitations contained in this Plan, may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any

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inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee.

(b) Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to officers of the Company or other persons who are not Non-Employee Directors for purposes of determining and administering Awards solely to Associates who are not then subject to the reporting requirements of Section 16 of the Exchange Act. Any officer to whom the Committee delegates such authority may, in turn, delegate such authority to such other officer of the Company as the officer delegating such authority may determine.

(c) Rule 16b-3 Compliance. It is intended that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(d) Indemnification. To the full extent permitted by law, (a) each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan, and (b) no member or former member of the Committee or any person to whom the Committee delegates or has delegated authority under this Plan shall be liable for any act or determination made in good faith under or with respect to this Plan.

     4.     Shares Available; Maximum Payouts.

(a) Shares Available. The number of Shares available for distribution under this Plan is 1,250,000 (subject to adjustment under Section 12(f) hereof).

(b) Shares Again Available. Any Shares subject to an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this Plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option

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exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

(c) Unexercised Awards. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

(d) No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share, for which purpose a one-half Share shall be rounded to up the next highest whole Share.

(e) Maximum Payouts. No more than 600,000 Shares subject to this Plan (subject to adjustment under Section 12(f) hereof) may be granted in the aggregate pursuant to Restricted Stock (if vesting is based on a period of time without regard to the attainment of specified performance conditions) and Other Stock-Based Awards.

     5.     Eligibility. Awards may be granted under this Plan to any Associate at the discretion of the Committee.

     6.     General Terms of Awards.

(a) Awards. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

(b) Amount of Awards. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

(c) Term. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant’s death or Disability. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

(d) Agreements. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, that shall apply to such Award, in addition to the terms and conditions specified in this Plan.

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(e) Transferability. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant’s legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant’s death and, (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant’s “immediate family” (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners and (iii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the Participant receives no consideration for the transfer. Any Non-Qualified Stock Option held by a permitted transferee shall continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to its transfer and may be exercised by such permitted transferee as and to the extent that such Non-Qualified Stock Option has become exercisable and has not terminated in accordance with the provisions of this Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of a Non-Qualified Stock Option upon the termination of employment of a Participant, the references to “Participant” shall mean the original grantee of the Non-Qualified Stock Option and not any permitted transferee.

(f) Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement (which may, without limitation, in the sole discretion of the Committee, provide for an extension of the exercisability of Options and Stock Appreciation Rights beyond the periods set forth in paragraphs 1(i) through (iii) below, subject in all events to paragraph 1(iv) below), in case of a Participant’s termination of employment, the following provisions shall apply:

(1) Options and Stock Appreciation Rights.

(i) Death. If a Participant’s employment terminates because of his or her death, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and may be exercised by the Participant’s Successor at any time, or from time to time, within one year after the date of the Participant’s death.

(ii) Disability. If a Participant’s employment terminates because of Disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and the Participant or the Participant’s Successor may exercise such Option or

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Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant’s Disability.

(iii) Reasons other than Death or Disability. If a Participant’s employment terminates for any reason other than death or Disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for three months after termination of the Participant’s employment, but only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant’s termination of employment.

(iv) Expiration of Term. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in the foregoing paragraphs (i)-(iii), except as otherwise provided by the Company in the applicable Agreement, shall terminate as of the end of the periods described in such paragraphs.

(2) Performance Shares. If a Participant’s employment with the Company or any of its Affiliates terminates during a Performance Period because of death or Disability, or under other circumstances provided by the Committee in its discretion in the applicable Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the applicable Agreement, shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant’s employment with the Company or any of its Affiliates terminates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

(3) Restricted Stock. Unless otherwise provided in the applicable Agreement, in case of a Participant’s death or Disability, the Participant shall be entitled to receive a number of shares of Restricted Stock under outstanding Awards that has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Any shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant’s termination of employment and such shares of Restricted Stock shall be forfeited to the Company.

(g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

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     7.     Stock Options.

(a) Terms of All Options.

(1) Grants. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Associates who are not employees of the Company or an Affiliate.

(2) Purchase Price. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Agreement, but shall not be less than 85% of the Fair Market Value of a Share as of the date the Option is granted; provided that with respect to Incentive Stock Options, the purchase price of each Share subject to such an Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or delivery or tender to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement.

(3) Reload Options. If the Committee so determines, the Agreement relating to any Option may provide for the issuance of “reload” Options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the Participant will, either automatically or subject to subsequent Committee approval, be granted a new Option when the payment of the exercise price of the original Option, or the payment of tax withholdings pursuant to Section 12(d) hereof, is made through the delivery or tender to the Company of Shares held by such Participant, such new “reload” Option (i) being an Option to purchase the number of Shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original Option, and (ii) having a per Share exercise price equal to the Fair Market Value as of the date of exercise of the original Option.

(4) Exercisability. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement, provided that if a Change in Control shall occur, then any Option that has not expired or been terminated shall become exercisable in full. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

(5) Maximum Annual Options Per Participant. No Participant may receive any combination of Options and Stock Appreciation Rights relating to more

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than 350,000 Shares in the aggregate pursuant to Awards in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

(b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

(i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

(ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

(iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

(iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

     8.     Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 50% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the applicable Agreement, provided that if a Change in Control shall occur, then any Stock Appreciation Right that has not expired or been terminated shall become exercisable in full. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as

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promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options and Stock Appreciation Rights relating to more than 350,000 Shares in the aggregate pursuant to Awards in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

     9.     Performance Shares.

(a) Initial Award. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. With respect to those Participants who are “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant’s Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 200,000 Shares (or cash equivalents), or receive more than 200,000 Shares (or cash equivalents) pursuant to Awards of Performance Shares in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

(b) Acceleration and Adjustment. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, a Change in Control, a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

(c) Valuation. To the extent that payment of a Performance Share is made in cash, a Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

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     10.     Restricted Stock. Subject to Section 4(e), Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the restrictions on the Restricted Stock Award lapse, subject to forfeiture as provided in the applicable Agreement. Any employment conditions, performance conditions, restrictions on transferability and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine, which may, but need not, include without limitation a Change in Control, a Fundamental Change or the Participant’s death or Disability. The Committee, in the applicable Agreement, may, in its sole discretion, award all or any of the rights of a shareholder with respect to the Shares of Restricted Stock during the period that they remain subject to restrictions, including, without limitation, the right to vote the Shares and receive dividends. With respect to those Participants who are “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder, any performance conditions to the lapse of restrictions on restricted stock shall be based on performance targets that consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. No participant may receive more than 200,000 Shares of Restricted Stock subject to performance conditions or be entitled to have restrictions lapse with respect to more than 200,000 Shares of Restricted Stock subject to performance conditions in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

     11.     Other Stock-Based Awards. Subject to Section 4(e), the Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as “Other Stock-Based Awards”), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

     12.     General Provisions.

(a) Effective Date of this Plan. This Plan shall become effective as of March 23, 2000, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company held no later than June 30, 2000. If this Plan is not so approved, any Award granted under this Plan subject to such approval shall be cancelled and be null and void.

(b) Duration of this Plan; Date of Grant. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date

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provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to Associates or to persons who are about to become Associates, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to a non-Associate who is about to become an Associate, such specified contingencies shall include, without limitation, that such person becomes an Associate.

(c) Right to Terminate Employment. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an employee of the Company the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

(d) Tax Withholding. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person’s full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

(e) Amendment, Modification and Termination of this Plan. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law, in which event, as provided in Section 2(b), the term “Agreement” shall mean the Agreement as so amended. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant’s legal representative) or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

(f) Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the

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limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 12(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, spin-off or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share, for which purpose a one-half Share shall be rounded to the next highest whole Share.

(g) Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

(i) with respect to a Fundamental Change that involves a merger, consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of such surviving corporation, in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or

(ii) with respect to any Fundamental Change, including, without limitation, a merger, consolidation or statutory share exchange,

declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash (or with respect to an Option, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that such holder of an Option would have received as a result of the Fundamental Change if such holder had exercised such holder’s Option immediately prior to the Fundamental Change) equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 12(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section 12(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 12(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be canceled at the

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time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 12(g) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section 12(g) only, “Fair Market Value” per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

(h) Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(i) Beneficiary Upon Participant’s Death. To the extent that the transfer of a Participant’s Award at death is permitted by this Plan or under an Agreement, (i) a Participant’s Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant’s legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

(j) Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(k) Limits of Liability.

(i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

(ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

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(l) Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company’s Shares may, at the time, be listed.

(m) Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     13.     Substitute Awards. Awards may be granted under this Plan from time to time in substitution for Awards held by employees of other corporations who are about to become Associates, or whose employer is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deemed appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted, but with respect to Awards which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute option as an Incentive Stock Option.

     14.     Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

     15.     Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     16.     Prior Plans. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company’s shareholders as provided by Section 12(a) hereof, the Company’s 1996 Stock Option Plan and 1998 Stock Option Plan, as the same may have been amended from time to time (the “Prior Plans”), shall remain in effect and the Committee may continue to make grants of stock options pursuant to and subject to the limitations of the Prior Plans. All grants and awards heretofore or hereafter made under the Prior Plans shall be governed by the terms of the Prior Plans.

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Appendix B

WILSONS THE LEATHER EXPERTS INC.
EMPLOYEE STOCK PURCHASE PLAN

(Includes the Proposed Amendment to Section 3
Increasing the Number of Shares Available Under the Plan)

     1.     Purpose and Scope of Plan. The purpose of this Wilsons The Leather Experts Inc. Employee Stock Purchase Plan (the “Plan”) is to provide the employees of Wilsons The Leather Experts Inc. (the “Company”) and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

     2.     Definitions.

2.1. The terms defined in this section are used (and capitalized) elsewhere in this Plan:

(a) “Affiliate” means each domestic or foreign corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as defined in Sections 424(e) and 424(f) of the Code or any successor provision and whose participation in the Plan the Board of Directors has expressly approved.

(b) “Board of Directors” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means two or more Disinterested Persons designated by the Board of Directors to administer the Plan under Section 13.

(e) “Common Stock” means the $.01 par value common stock of the Company.

(f) “Company” means Wilsons The Leather Experts Inc., a Minnesota corporation.

(g) “Compensation” means the gross cash compensation (including wage, salary, commission, bonus, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment.

(h) “Disinterested Persons” means a member of the Board of Directors who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3 or any successor definition.

(i) “Eligible Associate” means any employee of the Company or an Affiliate whose customary employment is at least 20 hours per week and who has been employed by the Company or an Affiliate for at least 90 consecutive days prior to the first day of the relevant Purchase Period; provided, however, that “Eligible Associate” shall not include any person who would be deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(k) “Fair Market Value” of a share of Common Stock as of any date means, if the Company’s Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market, the mean between the high and low sale prices for such Common Stock on such exchange or National Market on said date, or, if no sale has been made on such exchange or National Market on said date, on the last preceding day on which any sale shall have been made. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.

(l) “Participant” means an Eligible Associate who has elected to participate in the Plan in the manner set forth in Section 4.

(m) “Plan” means this Wilsons The Leather Experts Inc. Employee Stock Purchase Plan, as amended from time to time.

(n) “Purchase Period” means a calendar quarter or such other period of time as may be adopted by the Committee.

(o) “Recordkeeping Account” means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

     3.     Scope of the Plan. The total number of shares of Common Stock available for sale under this Plan shall not exceed 625,000 (subject to adjustment as provided in Section 14). All sales of shares of Common Stock pursuant to this Plan shall be subject to the same terms, conditions, rights and privileges. These shares may consist, in whole or in part, of authorized but unissued Common Stock not reserved for any other purpose.

     4.     Eligibility and Participation. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Associate on the first day of such Purchase Period. An Eligible Associate may elect to participate in the Plan by filing an enrollment form with the Company before the first day of such Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in the Purchase Period and continuing until the Eligible Associate withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Associate, as hereinafter provided.

     5.     Amount of Common Stock Each Eligible Associate May Purchase.

5.1. Subject to the provisions of this Plan, each Eligible Associate shall be offered the right to purchase on the last day of the Purchase Period the maximum number of shares of Common Stock (including fractional shares) that can be purchased at the price specified in Section 5.2 with the entire credit balance in the Participant’s Recordkeeping Account; provided, however, that (i) no more than 750(1) shares of Common Stock may be purchased under the Plan by any Participant for a given Purchase Period and (ii) no more than $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of shares of Common Stock may be purchased under the Plan and all other employee stock purchase plans, if any, of the Company and the Affiliates by any Participant for each calendar year. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, however, each Participant shall be allocated a ratable portion of the maximum number of shares of Common Stock which may be sold.

5.2. The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (a) or (b) below:

(a)	85% of the Fair Market Value of such share on the first day of the Purchase Period.

(b)	85% of the Fair Market Value of such share on the last day of the Purchase Period.

     6.     Method of Participation.

(1)	Adjusted as a result of the Company's three-for-two stock split on March 15, 2000.

6.1. The Company shall give notice to each Eligible Associate of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by the Company at any time prior to the date of purchase of such shares. The Company contemplates that for tax purposes the first day of a Purchase Period will be the date of the offering of such shares.

6.2. Each Eligible Associate who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. Such election form will authorize the Company to withhold a portion of the Eligible Associate’s Compensation paid for a regular pay period. The minimum and maximum amount that may be withheld for any week during a pay period shall be $10 and $100, respectively (e.g., $20 and $200, respectively, for a two-week pay period). An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of a Purchase Period. The election shall be effective for the first pay period in the Purchase Period immediately following the filing of such election form and shall remain in effect unless and until the Plan is terminated or such Participant withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Associate, as hereinafter provided.

     7.     Recordkeeping Account.

7.1. The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 will be credited to such Recordkeeping Accounts on each payday.

7.2. No interest will be credited to a Participant’s Recordkeeping Account.

7.3. The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company.

7.4. A Participant may not make any separate cash payment into the Recordkeeping Account.

     8.     Right to Adjust Participation or to Withdraw.

8.1. A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation. Upon such action, future payroll deductions with respect to such Participant shall cease. Any Participant who stops payroll deductions during a Purchase Period may not thereafter resume payroll deductions during such Purchase Period.

8.2 Except as otherwise provided in Section 8.1 with respect to cessation of deductions, any Participant who wishes to increase or decrease the deductions from his or her Compensation may do so only as of the first pay period in a Purchase Period.

8.3. At any time before the end of a Purchase Period, any Participant may withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant’s Recordkeeping Account will be paid to the Participant, without interest, in cash within 30 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

8.4. Notification of a Participant’s election to increase, decrease, or terminate deductions, or to withdraw from the Plan, shall be made by filing an appropriate form with the Company.

     9.     Termination of Employment. If the employment of a Participant is terminated for any reason, including without limitation death, disability, or retirement, the entire balance in the Participant’s Recordkeeping Account will be applied to the purchase of shares as provided in Section 10.1 as of the last day of the Purchase Period in which the Participant’s employment terminated.

     10.     Purchase of Shares.

10.1. As of the last day of the Purchase Period, the entire credit balance in each Participant’s Recordkeeping Account will be used to purchase shares (including fractional shares) of Common Stock (subject to the limitations of Section 5) unless the Participant has filed an appropriate form with the Company in advance of that date (which either elects to purchase a specified number of shares which is less than the number described above or elects to receive the entire credit balance in cash). Any amount in a Participant’s Recordkeeping Account that is not used to purchase shares pursuant to this Section 10.1 will be refunded to the Participant.

10.2. Promptly after the end of each Purchase Period, a certificate for the number of shares of Common Stock purchased by all Participants shall be issued and delivered to an agent selected by the Company. The agent will hold such certificate for the benefit of all Participants who have purchased shares of Common Stock and will maintain an account for each Participant reflecting the number of shares (including fractional shares) credited to the account of each Participant. Each Participant will be entitled to direct the voting of all shares credited to such Participant’s account by the agent. At any time, a Participant may request from the agent a certificate representing the shares of Common Stock credited to the Participant’s account, in which case the agent shall transfer a certificate for such shares directly to the Participant; provided, however, that the agent shall not be required to issue a certificate representing a fractional share and may instead pay the Participant a cash amount representing the fair market value of such fractional share.

     11.     Rights as a Shareholder. A Participant shall not be entitled to any of the rights or privileges of a shareholder of the Company with respect to such shares, including the right to vote or direct the voting or to receive any dividends that may be declared by the Company, until (i) the Participant actually has paid the purchase price for such shares and (ii) certificates for such shares have been issued either to the agent or to the Participant, both as provided in Section 10.

     12.     Rights Not Transferable. A Participant’s rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

     13.     Administration of the Plan. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

     14.     Adjustment upon Changes in Capitalization. In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under this Plan and the number, class and purchase price of shares available but not yet purchased under this Plan may be adjusted appropriately by the Committee.

     15.     Amendment of Plan. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to shares previously acquired under the Plan, except that, without shareholder approval no amendment shall be made to (a) increase the number of shares reserved under this Plan or (b) change the designation of corporations whose employees may be eligible to participate in the Plan.

     16.     Effective Date of Plan. This Plan shall be effective upon approval thereof by the shareholders of the Company. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at the discretion of the Board of Directors at any time following seven days’ notice to Participants. Upon termination of this Plan, shares of Common Stock shall be issued to Participants in accordance with Section 10, and cash, if any, remaining in the Participants’

Recordkeeping Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

     17.     Governmental Regulations and Listing. All rights granted or to be granted to Eligible Associates under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange or a national market system, covering the shares of Common Stock under the Plan upon official notice of issuance.

     18.     Miscellaneous.

18.1. This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

18.2. Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

18.3. This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

ANNUAL MEETING

Wednesday, June 11, 2003
10:00 a.m. Central Daylight Time

The Northland Inn
7025 Northland Drive
Brooklyn Park, Minnesota

Wilsons The Leather Experts Inc.
7401 Boone Avenue North, Brooklyn Park, MN 55428	Proxy

This Proxy is solicited on behalf of the Board of Directors.

By signing the Proxy, you revoke all prior proxies and appoint Joel N. Waller and David L. Rogers, or either one of them, as Proxies, each with the power to appoint his substitute and to act without the other, and authorize each of them to represent and to vote, as designated herein, all shares of common stock of Wilsons The Leather Experts Inc. (the “Company”) held of record by the undersigned on April 21, 2003 at the Annual Meeting of Shareholders of the Company to be held on June 11, 2003 or at any adjournment thereof.

If no choice is specified, the Proxy will be voted “FOR” Items 1, 2, 3 and 4.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Election of Class I directors:	01 02	Lyle Berman William F. Farley	03	Michael J. McCoy	[ ]	Vote FOR all Class I nominees	[ ]	Vote WITHHELD from all Class I nominees
(except as marked to
the contrary below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)	[ ]

- Please fold here -

2.	Approval of an amendment to the Wilsons The Leather Experts Inc. 2000 Long	For	Against	Abstain
	Term Incentive Plan to increase the aggregate number of shares of common	[ ]	[ ]	[ ]
stock authorized for issuance threreunder.

3.	Approval of an amendment to the Wilsons The Leather Experts Inc. Employee	For	Against	Abstain
	Stock Purchase Plan to increase the aggregate number of shares of common	[ ]	[ ]	[ ]
stock authorized for issuance thereunder.

4.	Ratification of the appointment of KPMG LLP as the independent auditors for	For	Against	Abstain
	the fiscal year ending January 31, 2004.	[ ]	[ ]	[ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box	[ ]
Indicate changes below:		Date

[ ]
Signature(s) in Box

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustees, adminis- trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.